UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 17, 2020, Flex Ltd. (the “Company”) completed its sale of $250,000,000 aggregate principal amount of its 3.750% Notes due 2026 (the “Additional 2026 Notes”) and $325,000,000 aggregate principal amount of its 4.875% Notes due 2030 (the “Additional 2030 Notes” and, together with the Additional 2026 Notes, the “Additional Notes”). The Additional 2026 Notes constitute a further issuance of, and will be consolidated and form a single series with, the $425,000,000 aggregate principal amount of 3.750% Notes due 2026 issued by the Company on May 12, 2020 (the “Existing 2026 Notes” and, together with the Additional 2026 Notes, the “2026 Notes”), and the Additional 2030 Notes constitute a further issuance of, and will be consolidated and form a single series with, the $325,000,000 aggregate principal amount of 4.875% Notes due 2030 issued by the Company on May 12, 2020 (the “Existing 2030 Notes” and, together with the Additional 2030 Notes, the “2030 Notes”). The offer and sale of the Additional Notes was registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-222773), filed with the Securities and Exchange Commission (the “Commission”) on January 30, 2018. A prospectus supplement relating to the offer and sale of the Additional Notes was filed with the Commission on August 14, 2020.

The Additional Notes were issued under an Indenture, dated as of June 6, 2019 (the “Base Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of May 12, 2020 between the Company and the Trustee (the “Third Supplemental Indenture”), as further supplemented by the Fourth Supplemental Indenture, dated as of August 17, 2020 between the Company and the Trustee (the “Fourth Supplemental Indenture” and, together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”).

Interest on the Additional 2026 Notes is payable on February 1 and August 1 of each year, beginning on February 1, 2021, and interest on the Additional 2030 Notes is payable on May 12 and November 12 of each year, beginning on November 12, 2020. The 2026 Notes will mature on February 1, 2026 and the 2030 Notes will mature on May 12, 2030. The Company may, at its option, redeem some or all of the 2026 Notes or the 2030 Notes at any time by paying the applicable redemption prices set forth in the Indenture.  In addition, holders of the notes of either series may require the Company to repurchase their notes upon the occurrence of a change of control repurchase event (as defined in the Indenture), unless the Company has previously exercised its right to redeem the notes of the applicable series as described above. The notes are senior unsecured obligations of the Company and rank equally with all of the Company’s other existing and future senior and unsecured indebtedness.  The Indenture contains certain limited covenants restricting the Company’s ability to incur certain liens, enter into certain sale and leaseback transactions and merge or consolidate with any other entity or convey, transfer or lease all or substantially all of the Company’s properties and assets to another person, which, in each case, is subject to a number of significant limitations and exceptions. The Indenture contains certain other covenants, events of default and other customary provisions.

From time to time in the ordinary course of business, affiliates of the Trustee have engaged in and may in the future engage in commercial banking, investment banking and other commercial transactions and services with the Company and its subsidiaries for which they have received or will receive customary fees and commissions. For example, an affiliate of the Trustee is a lender under one of the Company’s term loans and the Company’s revolving credit facility, an affiliate of the Trustee is one of the underwriters for the offering and sale of the Additional Notes, and the Trustee is the trustee under the indentures governing the Company’s 5.000% Notes due 2023, 4.750% Notes due 2025, 4.875% Notes due 2029, the Existing 2026 Notes and the Existing 2030 Notes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture and the Third Supplemental Indenture, which are incorporated by reference as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, the Fourth Supplemental Indenture, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and the Additional Notes, the forms of which are filed as Exhibit 4.4 and Exhibit 4.5 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 8.01 Other Events.

On August 13, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth therein, the Additional Notes. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with the sale of the Additional Notes and for customary contribution provisions in respect of those liabilities. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

1.1	Underwriting Agreement, dated as of August 13, 2020, by and among the Company and BofA Securities, Inc., MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein

4.1	Indenture, dated as of June 6, 2019, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 6, 2019) (SEC File No. 000-23354)

4.2	Third Supplemental Indenture, dated as of May 12, 2020, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 12, 2020) (SEC File No. 000-23354)

4.3	Fourth Supplemental Indenture, dated as of August 17, 2020, by and between the Company and U.S. Bank National Association, as trustee

4.4	Form of 3.750% Global Note due 2026 (included in Exhibit 4.3)

4.5	Form of 4.875% Global Note due 2030 (included in Exhibit 4.3)

5.1	Opinion of Allen & Gledhill LLP

5.2	Opinion of Venable LLP

23.1	Consent of Allen & Gledhill LLP (included in Exhibit 5.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Ltd.

Date: August 17, 2020	By:	/s/ David P. Bennett
		Name:	David P. Bennett
		Title:	Senior Vice President and Chief Accounting Officer

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